Exhibit 99.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Form 10-Q of MQ Associates, Inc. (the “Company”) for the three months ended March 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Gene Venesky, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(3)               The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(4)               The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Gene Venesky
Gene Venesky
Chief Executive Officer
May 9, 2003

A signed original of this written statement required by Section 906 has been provided to MQ Associates, Inc. and will be retained by MQ Associates, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.